UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 25, 2006

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7525	88-0031580

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1684 West Hibiscus Blvd., Melbourne, Florida		32901

(Address of Principal Executive Offices)		(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01 - Other Events
Item 9.01 - Financial Statements and Exhibits
Signature
Exhibit Index
Press release dated May 30, 2006.

Item 8.01 – Other Events.

On May 30, 2006, The Goldfield Corporation issued a press release announcing the results of its annual meeting of stockholders held on May 25, 2006 and an extension of its stock repurchase plan.  A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

          (d)          Exhibits.

                    Exhibit 99-1          Press release of The Goldfield Corporation dated May 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

By:	/s/ Stephen R. Wherry

Name:	Stephen R. Wherry
Title:	Vice President, Chief Financial Officer
(Principal Financial Officer), Treasurer,
Assistant Secretary and Principal Accounting Officer

Dated:  May 30, 2006

INDEX TO EXHIBITS

Number	Description

Exhibit 99-1	Press release of The Goldfield Corporation dated May 30, 2006.